HSBC INVESTOR FUNDS

HSBC Investor Tax-Free Money Market Fund

HSBC Investor U.S. Treasury Money Market Fund

(the “Funds”)

Supplement Dated March 11, 2011

to the Statement of Additional Information Dated March 1, 2011,

as supplemented to date

The “Investment Restrictions” section of the Statement of Additional Information of the Funds is amended as follows:

Item number 8, appearing on page 30, for the HSBC Investor Tax-Free Money Market Fund, is replaced with the following:

8.	invest more than 5% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

Item number 3, appearing on page 33, for the HSBC Investor U.S. Treasury Money Market Fund, is replaced with the following:

3.	invest an amount equal to 5% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days);

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE